                                                                  Execution Copy

                NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND

          STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES
                 OF VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

                                TABLE OF CONTENTS

                                                                                  PAGE

DEFINITIONS...................................................................      1

   1.1    Definitions.........................................................      1
          -----------

   1.2    Interpretation......................................................     12
          --------------

   1.3    Liability of Officers, Trustees and Shareholders....................     12
          ------------------------------------------------

TERMS APPLICABLE TO ALL SERIES OF VARIABLE RATE MUNIFUND
   TERM PREFERRED SHARES......................................................     12

   2.1    Number of Shares; Ranking...........................................     12
          -------------------------

   2.2    Dividends and Distributions.........................................     13
          ---------------------------

   2.3    Liquidation Rights..................................................     16
          ------------------

   2.4    Coverage & Leverage Tests...........................................     17
          ------------------------

   2.5    Redemption..........................................................     18
          ----------

   2.6    Voting Rights.......................................................     23
          -------------

   2.7    Rating Agencies.....................................................     27
          ---------------

   2.8    Issuance of Additional Preferred Shares.............................     27
          ---------------------------------------

   2.9    Status of Redeemed or Repurchased VMTP Shares.......................     28
          ---------------------------------------------

   2.10   Distributions with respect to Taxable Allocations...................     28
          -------------------------------------------------

   2.11   Term Redemption Liquidity Account and Liquidity Requirement.........     30
          -----------------------------------------------------------

   2.12   Global Certificate..................................................     31
          ------------------

   2.13   Notice..............................................................     32
          ------

   2.14   Termination.........................................................     32
          -----------

   2.15   Appendices..........................................................     32
          ----------

   2.16   Actions on Other than Business Days.................................     32
          -----------------------------------

   2.17   Modification........................................................     32
          ------------

   2.18   Transfers...........................................................     33
          ---------

   2.19   No Additional Rights................................................     33
          --------------------

                NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND

          STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES
                 OF VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

     Nuveen Insured Tax-Free Advantage Municipal Fund (the "Fund"), a
                                                            ----
Massachusetts business trust, certifies that:

                                    RECITALS

     FIRST: The Fund is authorized under Article IV of the Fund's Declaration of Trust, as amended (which, as hereafter restated or amended from time to time, is herein called the "Declaration"), to issue an unlimited number of
                   -----------
preferred shares, par value $.01 per share.

     SECOND: Pursuant to the authority expressly vested in the Board of Trustees of the Fund by Article IV of the Declaration, the Board of Trustees has, by resolution, authorized the issuance of a class of preferred shares, $.01 par value per share, of the Fund, such shares to be classified as Variable Rate MuniFund Term Preferred Shares ("VMTP"), and such VMTP to be issued in one or
                                 ----
more series (each such series, a "Series").
                                  ------

     THIRD: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of each Series of VMTP are set forth in this Statement, as modified, amended or supplemented in the appendix hereto (each an "Appendix" and collectively the
                                              --------
"Appendices") to this Statement specifically relating to such Series as now or
 ----------
hereafter filed by the Fund with the Secretary of State of the State of Massachusetts (each such Series being referred to herein as a "Series of VMTP
                                                               --------------
Shares," "VMTP Shares of a Series" or a "Series"), and shares of all such Series
------    -----------------------        ------
being referred to herein individually as a "VMTP Share" and collectively as the
                                            ----------
"VMTP Shares").
 -----------

                                   DEFINITIONS

     1.1 Definitions. Unless the context or use indicates another or different
         -----------
meaning or intent and except with respect to any Series as specifically provided in the Appendix applicable to such Series, each of the following terms when used in this Statement shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense:

     "1940 Act" means the Investment Company Act of 1940, as amended, or
      --------
any successor statute.

     "1940 Act Asset Coverage" means "asset coverage," as defined for purposes
      -----------------------
of Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock for purposes of the 1940 Act, including all outstanding VMTP Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act or by rule, regulation or order of United States Securities and Exchange Commission as the minimum asset coverage for senior securities which are shares of stock of a closed-end investment company).

     "Additional Amount Payment" means a payment to a Holder of VMTP Shares of
      -------------------------
an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Additional Amount Payment relates, would cause such Holder's dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such Holder. Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money;
(ii) assuming that no Holder of VMTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and
(iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is reported as an exempt-interest dividend for purposes of Section 852(b)(5) of the Code) would be taxable in the hands of each Holder of VMTP Shares at the maximum marginal regular federal individual income tax rate (taking account of the tax imposed under Section 1411 of the Code or any successor provision) applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

     "Adviser" means Nuveen Fund Advisors, Inc., a Delaware corporation, or such
      -------
other entity as shall be then serving as the investment adviser of the Fund, and shall include, as appropriate, any sub-adviser duly appointed by the Adviser.

     "Agent Member" means a Person with an account at the Securities Depository
      ------------
that holds one or more VMTP Shares through the Securities Depository, directly or indirectly, for a Designated Owner and that will be authorized and instructed, directly or indirectly, by a Designated Owner to disclose information to the Redemption and Paying Agent with respect to such Designated Owner.

     "Appendices" and "Appendix" shall have the respective meanings as set forth
      ----------       --------
in the Recitals of this Statement.

     "Applicable Spread" means, with respect to any Rate Period for any Series
      -----------------
of VMTP Shares, the percentage per annum set forth opposite the highest applicable credit rating assigned to such Series by any Rating Agency in the table set forth directly below on the Rate Determination Date for such Rate Period, provided, however, that, if such Series of VMTP Shares is not assigned a
        --------  -------
credit rating by any Rating Agency on the Rate Determination Date for any Rate Period for such Series of VMTP Shares as a result of each Rating Agency ceasing to rate tax-exempt closed-end investment companies generally, "Applicable
                                                               ----------
Spread" means, with respect to such Rate Period, (i) the percentage per annum in
------
such table directly below the percentage per annum set forth opposite the highest applicable credit rating most recently assigned to such Series by any Rating Agency in such table prior to such Rate Determination Date, or (ii) 6.05% per annum if such percentage per annum set forth opposite such highest applicable credit rating is 3.05% per annum.

          --------------------------------------------------------------------------
                              Long-Term Ratings*
                              ------------------

          Standard & Poor's          Moody's         Fitch     Applicable Percentage
          -----------------          -------         -----     ---------------------
          AAA to AA           Aaa to Aa2             AAA to AA             1.05%
          --------------------------------------------------------------------------
          AA-                 Aa3                    AA-                   1.25%
          --------------------------------------------------------------------------
          A+                  A1                     A+                    1.45%
          --------------------------------------------------------------------------
          A                   A2                     A                     1.65%
          --------------------------------------------------------------------------
          A-                  A3                     A-                    1.85%
          --------------------------------------------------------------------------
          BBB+                Baa1                   BBB+                  2.75%
          --------------------------------------------------------------------------

          --------------------------------------------------------------------------
          BBB                 Baa2                   BBB                   2.90%
          --------------------------------------------------------------------------
          BBB-                Baa3                   BBB-                  3.05%**
          --------------------------------------------------------------------------

          * And/or the equivalent ratings of an Other Rating Agency then rating the VMTP Shares utilizing the highest of the ratings of the Rating
          Agencies then rating the VMTP Shares.

          ** Unless an Increased Rate Period is in effect or the Increased Rate otherwise applies to any portion of a Rate Period, in which case the
          Applicable Spread shall be 6.05% for such period or portion thereof, as the case may be.
          --------------------------------------------------------------------------

     "Asset Coverage" means "asset coverage," as defined for purposes of Section
      --------------
18(h) of the 1940 Act as in effect on the date hereof, with respect to all outstanding senior securities of the Fund which are shares of stock for purposes of the 1940 Act, including all Outstanding VMTP Shares, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination.

     "Asset Coverage Cure Date" means, with respect to the failure by the Fund
      ------------------------
to maintain Asset Coverage of at least 225% as of the close of business on a Business Day (as required by Section 2.4(a)), the date that is ten (10) Business
                             ---------------
Days following such Business Day.

     "Below Investment Grade" means, with respect any Series of VMTP Shares and
      ----------------------
as of any date, the following ratings with respect to each Rating Agency (to the extent it is a Rating Agency on such date):

          (i) lower than BBB-, in the case of Fitch;

          (ii) lower than Baa3, in the case of Moody's; and

          (iii) lower than an equivalent long-term credit rating to those set forth in clauses (i) and (ii), in the case of any Other Rating Agency.

     "Board of Trustees" means the Board of Trustees of the Fund or any duly
      -----------------
authorized committee thereof as permitted by applicable law.

     "Business Day" means any day other than a day (i) on which commercial banks
      ------------
in The City of New York, New York are required or authorized by law or executive order to close or (ii) on which the New York Stock Exchange is closed.

     "By-Laws" means the By-Laws of the Fund as amended from time to time.
      -------

     "Closed-End Funds" shall have the meaning as set forth in Section 2.18(a).
      ----------------                                         ---------------

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Common Shares" means the common shares of beneficial interest, par value
      -------------
$.01 per share, of the Fund.

     "Custodian" means a bank, as defined in Section 2(a)(5) of the 1940 Act,
      ---------
that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

     "Custodian Agreement" means, with respect to any Series, the Custodian
      -------------------
Agreement by and between the Custodian and the Fund with respect to such Series.

     "Date of Original Issue" means, with respect to any Series, the date
      ----------------------
specified as the Date of Original Issue for such Series in the Appendix for such Series.

     "Declaration" shall have the meaning as set forth in the Recitals of this
      -----------
Statement.

     "Default" shall mean a Dividend Default or a Redemption Default.
      -------

     "Deposit Securities" means, as of any date, any United States
      ------------------
dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit
Security:

     (1) cash or any cash equivalent;

     (2) any U.S. Government Obligation;

     (3) any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms as of the date of this Statement (or such rating's future equivalent), including (A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

     (4) any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Obligations or any combination thereof; or

     (5) any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Statement (or such rating's future equivalent).

     "Designated Owner" means a Person in whose name VMTP Shares of any Series
      ----------------
are recorded as beneficial owner of such VMTP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be.

     "Dividend Default" shall have the meaning as set forth in Section
      ----------------                                         -------
2.2(g)(i).
---------

     "Dividend Payment Date" means, with respect to any Series, the first
      ---------------------
Business Day of each calendar month that any shares of such Series are outstanding; provided, however, that with respect any Series for which the first
             --------  -------
Dividend Period, as specified in the Appendix relating to such Series, is longer than one month, the first Dividend Payment Date for such Series shall be the first Business Day of the calendar month immediately following the end of such Dividend Period.

     "Dividend Period" means, with respect to any Series, the Dividend Period
      ---------------
for such Series set forth in the Appendix for such Series.

     "Dividend Rate" means, with respect to any Rate Period for a Series of VMTP
      -------------
Shares and subject to the adjustment described in Section 2.10(a), the Index
                                                  ---------------
Rate for such Rate Period plus the Applicable Spread for such Rate Period; provided, however, that with respect to any Increased Rate Period (or any
--------  -------
portion of a Rate Period to which the Increased Rate otherwise applies), the Dividend Rate shall mean the Increased Rate for such Increased Rate Period (or such portion of a Rate Period); and provided further that the Dividend Rate for
                                    -------- -------
any Rate Period (or portion thereof) shall in no event exceed the Maximum Rate.

     "Effective Leverage Ratio" shall have the meaning as set forth in Section
      ------------------------                                         -------
2.4(d).
------

     "Effective Leverage Ratio Cure Date" shall have the meaning as set forth in
      ----------------------------------
Section 2.5(b)(ii)(A).
---------------------

     "Electronic Means" means email transmission, facsimile transmission or
      ----------------
other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Redemption and Paying Agent Agreement and the Custodian Agreement, respectively.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Fitch" means Fitch Ratings, a part of the Fitch Group, which is a majority
      -----
owned subsidiary of Fimalac, S.A., and any successor or successors thereto.

     "Fund" shall have the meaning as set forth in the Preamble to this
      ----
Statement.

     "Holder" means, with respect to the VMTP Shares of any Series or any other
      ------
security issued by the Fund, a Person in whose name such security is registered in the registration books of the Fund maintained by the Redemption and Paying Agent or otherwise.

     "Increased Rate" means, with respect to any Increased Rate Period for a
      --------------
Series of VMTP Shares or any portion of a Rate Period to which the Increased Rate otherwise applies, the Index Rate for such Rate Period plus an Applicable
                                                            ----
Spread of 6.05%.

     "Increased Rate Period" shall have the meaning as set forth in Section
      ---------------------                                         -------
2.2(g)(i).
---------

     "Index Rate" means, with respect to any Rate Period for a Series of VMTP
      ----------
Shares, the SIFMA Municipal Swap Index made available by 3:00 p.m., New York City time, on the Rate Determination Date for such Rate Period.

     "Initial Rate Period" means, with respect to the VMTP Shares of any Series,
      -------------------
the period commencing on and including the Date of Original Issue thereof and ending on, and including, the next succeeding calendar day that is a Wednesday (or if such Wednesday is not a Business Day, the next succeeding Business Day).

     "Liquidation Preference" means, with respect to any Series, the amount
      ----------------------
specified as the liquidation preference per share for that Series in the Appendix for such Series.

     "Liquidity Account Initial Date" means, with respect to any Series, the
      ------------------------------
date designated as the Liquidity Account Initial Date in the Appendix for such Series.

     "Liquidity Account Investments" means (i) Deposit Securities or (ii) any
      -----------------------------
other security or investment owned by the Fund that is assigned a rating by Moody's, Fitch or Standard and Poor's equal to or higher than A3, in the case of Moody's, and A-, in the case of Standard and Poor's and Fitch, and is not assigned a rating lower than any such rating by any of Moody's, Fitch or Standard and Poor's.

     "Liquidity Requirement" shall have the meaning as set forth in Section
      ---------------------                                         -------
2.11(b).
-------

     "Mandatory Redemption Price" shall have the meaning as set forth in Section
      --------------------------                                         -------
2.5(b)(i)(A).
------------

     "Market Value" of any asset of the Fund means, for securities for which
      ------------
market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees, which pricing service shall be J. J. Kenny Co., Inc. (or any successor thereto), International Data Corporation (or any successor thereto) or such other independent third-party pricing service broadly recognized in the tax-exempt fund market. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of Municipal Obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

     "Maximum Rate" means 15% per annum.
      ------------

     "Moody's" means Moody's Investors Service, Inc. and any successor or
      -------
successors thereto.

     "Municipal Obligation" means municipal securities as described under the
      --------------------
heading "Portfolio Composition" in the prospectus or other offering document for a Series of VMTP Shares.

     "Notice of Redemption" shall have the meaning as set forth in Section
      --------------------                                         -------
2.5(d).
------

     "Notice of Taxable Allocation" shall have the meaning as set forth in
      ----------------------------
Section 2.10(a).
---------------

     "NRSRO" means (a) each of Fitch, Moody's and Standard & Poor's so long as
      -----
such Person is a nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act and (b) any other nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act that is not an "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of the Fund.

     "Optional Redemption Date" shall have the meaning as set forth in Section
      ------------------------                                         -------
2.5(c)(i).
---------

     "Optional Redemption Premium" means, with respect to any Series, the
      ---------------------------
premium payable by the Fund upon the redemption of VMTP Shares of such Series at the option of the Fund, as set forth in the Appendix for such Series.

     "Optional Redemption Price" shall have the meaning as set forth in Section
      -------------------------                                         -------
2.5(c)(i).
---------

     "Other Rating Agency" means each Rating Agency, if any, other than Moody's
      -------------------
or Fitch then providing a rating for the VMTP Shares pursuant to the request of the Fund.

     "Outstanding" means, as of any date with respect to VMTP Shares of any
      -----------
Series, the number of VMTP Shares of such Series theretofore issued by the Fund except (without duplication):

     (a) any VMTP Shares of such Series theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof;

     (b) any VMTP Shares of such Series as to which the Fund shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with
Section 2.5 hereof;
-----------

     (c) any VMTP Shares of such Series as to which the Fund shall be the Holder or the Designated Owner; and

     (d) any VMTP Shares of such Series represented by any certificate in lieu of which any new certificate has been executed and delivered by the Fund.

     "Person" means and includes an individual, a partnership, a trust, a
      ------
corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

     "Preferred Shares" means the authorized preferred shares of beneficial
      ----------------
interest, par value $.01 per share, of the Fund, including VMTP Shares of each Series, shares of any other series of such preferred shares now or hereafter issued by the Fund, and any other shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends.

     "Purchase Agreement" means (i) with respect to the initial Series of VMTP
      ------------------
Shares issued pursuant to this Statement, the VMTP Purchase Agreement to be dated as of July 28, 2011 between the Fund and Citibank, N.A. and (ii) with respect to any subsequent Series of VMTP Shares, the purchase agreement or other similar agreement for the VMTP Shares of such Series (if any) specified in the Appendix for such Series.

     "Rate Determination Date" means, with respect to the Initial Rate Period
      -----------------------
for any Series of VMTP Shares, the day immediately preceding the Date of Original Issue of such Series and, with respect to any Subsequent Rate Period for any Series of VMTP Shares, the last day of the immediately preceding Rate Period for such Series or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate
                         --------  -------
Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day.

     "Rate Period" means, with respect to any Series of VMTP Shares, the Initial
      -----------
Rate Period and any Subsequent Rate Period of the VMTP Shares of such Series.

     "Rating Agencies" means, as of any date and in respect of a Series of VMTP
      ---------------
Shares, (i) each of Moody's and Fitch and (ii) any other NRSRO designated as a Rating Agency on such date in accordance with Section 2.7, in each case above,
                                              -----------
to the extent it maintains a rating on the VMTP Shares of such Series on such date and the Board of Trustees has not terminated its designation as a Rating Agency in accordance with Section 2.7. Moody's and Fitch have initially been
                          -----------
designated as the Rating Agencies for purposes of the VMTP Shares. In the event that at any time any Rating Agency (i) ceases to be a Rating Agency for purposes of any Series of VMTP Shares and such Rating Agency has been replaced by an Other Rating Agency in accordance with Section 2.7, any references to any credit
                                       -----------
rating of such replaced Rating Agency in this Statement or any Appendix shall be deleted for purposes hereof as provided below and shall be deemed instead to be references to the equivalent credit rating of the Other Rating Agency that has replaced such Rating Agency as of the most recent date on which such replacement Other Rating Agency published credit ratings for such Series of VMTP Shares or
(ii) designates a new rating definition for any credit rating of such Rating Agency with a corresponding replacement rating definition for such credit rating of such Rating Agency, any references to such replaced rating definition of such Rating Agency contained in this Statement or any Appendix shall instead be deemed to be references to such corresponding replacement rating definition. In the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of any Series of VMTP Shares is terminated in accordance with Section 2.7, any rating of such terminated Rating
                              -----------
Agency, to the extent it would have been taken into account in any of the provisions of this Statement or the Appendix for such Series, shall be disregarded, and only the ratings of the then-designated Rating Agencies for such Series shall be taken into account for purposes of this Statement and such Appendix.

     "Rating Agency Guidelines" means the guidelines of any Rating Agency, as
      ------------------------
they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to a Series of VMTP Shares for so long as such Series is Outstanding.

     "Ratings Event" shall have the meaning set forth in Section 2.2(g)(i).
      -------------                                      -----------------

     "Redemption and Paying Agent" means, with respect to any Series, State
      ---------------------------
Street Bank and Trust Company and its successors or any other redemption and paying agent appointed by the Fund with respect to such Series.

     "Redemption and Paying Agent Agreement" means, with respect to any Series,
      -------------------------------------
the Transfer Agency and Service Agreement dated October 7, 2002, as amended, by and among the Redemption and Paying Agent, the Fund and certain other Persons, as further amended by an Amendment thereto dated February 24, 2011 relating to the VMTP Shares, and as the same may be amended, restated or modified from time to time, or any similar agreement between the Fund and any other redemption and paying agent appointed by the Fund.

     "Redemption Date" shall have the meaning as set forth in Section 2.5(d).
      ---------------                                         --------------

     "Redemption Default" shall have the meaning as set forth in Section
      ------------------                                         -------
2.2(g)(i).
---------

     "Redemption Price" shall mean the Term Redemption Price, the Mandatory
      ----------------
Redemption Price or the Optional Redemption Price, as applicable.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Securities Depository" shall mean The Depository Trust Company and its
      ---------------------
successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository as set forth in this Statement with respect to the VMTP Shares.

     "Series" and "Series of VMTP Shares" shall have the meanings as set forth
      ------       ---------------------
in the Recitals of this Statement.

     "SIFMA Municipal Swap Index" means the Securities Industry and Financial
      --------------------------
Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Municipal Market Data, Inc. or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that
                                                       --------  -------
if such index is no longer produced by Municipal Market Data, Inc. or its successor, then SIFMA Municipal Swap Index shall mean (i) the S&P Weekly

High Grade Municipal Index produced by Standard & Poor's Financial Services LLC or its successors or (ii) if the S&P Weekly High Grade Municipal Index is no longer produced, such other reasonably comparable index selected in good faith by the Board of Trustees of the Fund.

     "Standard and Poor's" means Standard and Poor's Ratings Services, a
      -------------------
Standard and Poor's Financial Services LLC business, and any successor or successors thereto.

     "Statement" means this Statement Establishing and Fixing the Rights and
      ---------
Preferences of Variable Rate MuniFund Term Preferred Shares, as it may be amended from time to time in accordance with its terms.

     "Subsequent Rate Period" means, with respect to any Series of VMTP Shares,
      ----------------------
the period consisting of seven days, but adjusted in each case to reflect any changes when the regular day that is a Rate Determination Date is not a Business Day, from, and including, the first day following the Initial Rate Period of such Series to, and including, the next Rate Determination Date for such Series and any period thereafter from, and including, the first day following a Rate Determination Date for shares of such Series to, and including, the next succeeding Rate Determination Date for shares of such Series.

     "Tax Event" shall have the meaning as set forth in Section 2.2(g)(i).
      ---------                                         -----------------

     "Taxable Allocation" means, with respect to any Series, the allocation of
      ------------------
any net capital gain or other income taxable for federal income tax purposes to a dividend paid in respect of such Series.

     "Term Redemption Amount" shall have the meaning as set forth in Section
      ----------------------                                         -------
2.11(a).
-------

     "Term Redemption Date" means, with respect to any Series, the date
      --------------------
specified as the Term Redemption Date in the Appendix for such Series.

     "Term Redemption Liquidity Account" shall have the meaning as set forth in
      ---------------------------------
Section 2.11(a).
---------------

     "Term Redemption Price" shall have the meaning as set forth in Section
      ---------------------                                         -------
2.5(a).
------

     "U.S. Government Obligations" means direct obligations of the United States
      ---------------------------
or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

     "VMTP" shall have the meaning as set forth in the Recitals of this
      ----
Statement.

     "VMTP Shares" shall have the meaning as set forth in the Recitals of this
      -----------
Statement.

     "VMTP Shares of a Series" shall have the meaning as set forth in the
      -----------------------
Recitals of this Statement.

     "Voting Period" shall have the meaning as set forth in Section 2.6(b)(i).
      -------------                                         -----------------

     With respect to any Series, any additional definitions specifically set forth in the Appendix relating to such Series and any amendments to any definitions specifically set forth in the Appendix relating to such Series, as such Appendix may be amended from time to time, shall be incorporated herein and made part hereof by reference thereto, but only with respect to such Series.

     1.2 Interpretation. The headings preceding the text of Sections included in
         --------------
this Statement are for convenience only and shall not be deemed part of this Statement or be given any effect in interpreting this Statement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Statement. The use of the terms "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. Reference to any Person includes such Person's successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Statement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Sections shall refer to those portions of this Statement. The use of the terms "hereunder," "hereof," "hereto" and words of similar import shall refer to this Statement as a whole and not to any particular Article, Section or clause of this Statement.

     1.3 Liability of Officers, Trustees and Shareholders.
         ------------------------------------------------

     The Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Statement as an officer and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding upon the assets and property of the Fund.

                        TERMS APPLICABLE TO ALL SERIES OF
                  VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

     Except for such changes and amendments hereto with respect to a Series of VMTP Shares that are specifically contemplated by the Appendix relating to such Series, each Series of VMTP Shares shall have the following terms:

     2.1 Number of Shares; Ranking.
         -------------------------

          (a) The number of authorized shares constituting any Series of VMTP Shares shall be as set forth with respect to such Series in the Appendix hereto relating to such Series. No fractional VMTP Shares shall be issued.

          (b) The VMTP Shares of each Series shall rank on a parity with VMTP Shares of each other Series and with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The VMTP Shares of each Series shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund over the Common Shares as set forth herein.

          (c) No Holder of VMTP Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any VMTP Shares or Common Shares or other securities of the Fund which it may hereafter issue or sell.

     2.2 Dividends and Distributions.
         ---------------------------

          (a) The Holders of VMTP Shares of any Series shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available therefor and in preference to dividends and other distributions on Common Shares, cumulative cash dividends and other distributions on each share of such Series at the Dividend Rate for such Series, calculated as set forth herein, and no more. Dividends and other distributions on the VMTP Shares of any Series shall accumulate from the Date of Original Issue with respect to such Series. The amount of dividends per share payable on VMTP Shares of a Series on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period. The amount of dividends per share of a Series accumulated for each such Rate Period (or part thereof) shall be computed by (i) multiplying the Dividend Rate in effect for VMTP Shares of such Series for such Rate Period (or part thereof) by a fraction, the numerator of which shall be the actual number of days in such Rate Period (or part thereof) and the denominator of which shall be the actual number of days in the year in which such Rate Period (or such part thereof) occurs (365 or 366) and (ii) multiplying the product determined pursuant to clause (i) by the Liquidation Preference for a share of such Series.

          (b) Dividends on VMTP Shares of each Series with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period and shall be paid as provided in
Section 2.2(f) hereof.
--------------

          (c) (i) No full dividends and other distributions shall be declared or paid on shares of a Series of VMTP Shares for any Dividend Period or part thereof unless full cumulative dividends and other distributions due through the most recent dividend payment dates therefor for all outstanding Preferred Shares (including shares of other Series of VMTP Shares) ranking on a parity with such Series of VMTP Shares have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and other distributions due have not been declared and paid on all such outstanding Preferred Shares of any series, any dividends and other distributions being declared and paid on VMTP Shares of a Series will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and other distributions accumulated but unpaid on each such series of Preferred Shares on the relevant dividend payment date for such series. Subject to Section 2.10, no Holders of VMTP Shares shall be entitled to
                   ------------
any dividends and other distributions, whether
payable in cash, property or shares, in excess of full cumulative dividends and other distributions as provided in this Section 2.2(c)(i) on such VMTP Shares.
                                        -----------------

               (ii) For so long as any VMTP Shares are Outstanding, the Fund shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and other distributions on all VMTP Shares and all other series of Preferred Shares ranking on a parity with the VMTP Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Shares) and (C) the Fund shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.5(d)(ii) hereof with respect to Outstanding VMTP Shares of any
   ------------------
Series to be redeemed pursuant to Section 2.5(a) or Section 2.5(b) hereof for
                                  --------------    --------------
which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

               (iii) Any dividend payment made on VMTP Shares of a Series shall first be credited against the dividends and other distributions accumulated with respect to the earliest Dividend Period for such Series for which dividends and other distributions have not been paid.

          (d) Not later than 12:00 noon, New York City time, on the Dividend Payment Date for a Series of VMTP Shares, the Fund shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and other distributions that are payable on such Dividend Payment Date in respect of such Series. The Fund may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities so deposited prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

          (e) All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends payable on a Series of VMTP Shares shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders of such Series entitled to the payment of such dividends pursuant to Section 2.2(f). Any moneys paid to the Redemption and
                      --------------
Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

          (f) Dividends on VMTP Shares of a Series shall be paid on each Dividend Payment Date for such Series to the Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or if such day is not a Business Day, the next preceding Business Day). Dividends in arrears on VMTP Shares of a Series for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on VMTP Shares of any Series which may be in arrears.

          (g) (i) The Dividend Rate on a Series of VMTP Shares shall be adjusted to the Increased Rate for each Increased Rate Period (as hereinafter defined). Subject to the cure provisions of Section 2.2(g)(iii), a Rate Period with
                                  -------------------
respect to a Series of VMTP Shares shall be deemed to be an "Increased Rate
                                                             --------------
Period" if on the first day of such Rate Period, (A) the Fund has failed to
------
deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Dividend Payment Date for such Series, Deposit Securities (as a result of complying with Section 2.2(c) or otherwise) that will provide funds available to
               --------------
the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on such Series payable on such Dividend Payment Date (a "Dividend Default") and such Dividend Default has not ended as
         ----------------
contemplated by Section 2.2(g)(ii) on or prior to such first day; (B) the Fund
                ------------------
has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on an applicable Redemption Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such Series on such Redemption Date (a "Redemption
                                                                    ----------
Default") and such Redemption Default has not ended as contemplated by Section
-------                                                                -------
2.2(g)(ii) on or prior to such first day; (C) any Rating Agency has withdrawn
----------
the credit rating required to be maintained with respect to such Series pursuant to Section 2.7 other than due to the Rating Agency ceasing to rate tax-exempt
   -----------
closed-end management investment companies generally and such withdrawal is continuing; (D) a Ratings Event (as defined below) has occurred and is continuing with respect to such Series; or (E) (i) a court or other applicable governmental authority has made a final determination that for federal tax purposes the VMTP Shares do not qualify as equity in the Fund and (ii) such determination results from an act or failure to act on the part of the Fund (a "Tax Event"). A "Ratings Event" shall be deemed to exist with respect to any
 ---------       -------------
Series of VMTP Shares at any time such VMTP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time that is Below Investment Grade. For the avoidance of doubt, no determination by any court or other applicable governmental authority that requires the Fund to make an Additional Amount Payment in respect of a Taxable Allocation shall be deemed to be a Tax Event hereunder.

               (ii) Subject to the cure provisions of Section 2.2(g)(iii), a
                                                      -------------------
Dividend Default or a Redemption Default on a Series of VMTP Shares shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends on such Series and any unpaid Redemption Price on such Series shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent.

               (iii) No Increased Rate Period for a Series of VMTP Shares with respect to any Dividend Default or Redemption Default on such Series shall be deemed to have commenced if the amount of any dividend or any Redemption Price due in respect of such Series (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date for such Series with respect to which such Default occurred, together with an amount equal to the Increased Rate on such Series applied to the amount and period of such non-payment on such Series, determined as provided in Section 2.2(a).
                          --------------

     2.3 Liquidation Rights.
         ------------------

          (a) In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of VMTP Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and other distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Fund, but excluding interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

          (b) If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding VMTP Shares and any other outstanding Preferred Shares ranking on a parity with the VMTP Shares shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such VMTP Shares plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.3(a) above and the amounts
                                            --------------
due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such VMTP Shares and such other Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding VMTP Share plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.3(a) above have been paid
                                            --------------
in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

          (c) Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.3.
                    -----------

     2.4 Coverage & Leverage Tests.
         -------------------------

          (a) Asset Coverage Requirement. For so long as any VMTP Shares of any
              --------------------------
Series are Outstanding, the Fund shall have Asset Coverage of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(i)
                                                          -----------------
shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund's failure to comply with the provisions of this Section 2.4(a).
        --------------

          (b) Calculation of Asset Coverage. For purposes of determining whether
              -----------------------------
the requirements of Section 2.4(a) are satisfied, (i) no VMTP Shares of any
                    --------------
Series or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 2.4(a) if, prior to or concurrently with
                               --------------
such determination, sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred Shares) to pay the full redemption price for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such Series or other Preferred Shares and the requisite notice of redemption for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been given, and (ii) the Deposit Securities or other sufficient funds that shall have been so deposited with the applicable paying agent shall not be included as assets of the Fund for purposes of such computation.

          (c) Effective Leverage Ratio Requirement. For so long as VMTP Shares
              ------------------------------------
of any Series are Outstanding, the Effective Leverage Ratio shall not exceed 45% (or 46% solely by reason of fluctuations in the market value of the Fund's portfolio securities) as of the close of business on any Business Day. If the Effective Leverage Ratio shall exceed the applicable percentage provided in the preceding sentence as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(ii) shall be
                                           ------------------
applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund's failure to comply with the provisions of this Section
                                                                         -------
2.4(c).
------

          (d) Calculation of Effective Leverage Ratio. For purposes of
              ---------------------------------------
determining whether the requirements of Section 2.4(c) are satisfied, the
                                        --------------
"Effective Leverage Ratio" on any date shall mean the quotient of:
 ------------------------

               (i) The sum of (A) the aggregate liquidation preference of the Fund's "senior securities" (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the VMTP Shares, for which the Fund has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund's "senior securities representing indebtedness" (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by
------- --
               (ii) The sum of (A) the Market Value of the Fund's total assets (including amounts attributable to senior securities but excluding any assets consisting of Deposit Securities or funds referred to in clauses (A)(1) and A(2) of Section 2.4(d)(i) above), less the amount of the Fund's accrued liabilities
   -----------------
(other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities), and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

     2.5 Redemption. Each Series of VMTP Shares shall be subject to redemption
         ----------
by the Fund as provided below:

          (a) Term Redemption. The Fund shall redeem all VMTP Shares of a Series
              ---------------
on the Term Redemption Date for such Series, at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and other distributions on such share of such Series accumulated from and including the Date of Original Issue to (but excluding) the Term Redemption Date for such Series (whether or not earned or declared by the Fund, but excluding interest thereon) (the "Term Redemption Price").
                                            ---------------------

          (b) Asset Coverage and Effective Leverage Ratio Mandatory Redemption.
              ----------------------------------------------------------------

               (i) Asset Coverage Mandatory Redemption. (A) If the Fund fails to
                   -----------------------------------
comply with the Asset Coverage requirement as provided in Section 2.4(a) as of
                                                          --------------
any time as of which such compliance is required to be determined in accordance with Section 2.4(a) and such failure is not cured as of the Asset Coverage Cure
     --------------
Date other than as a result of the redemption required by this Section
                                                               -------
2.5(b)(i), the Fund shall, to the extent permitted by the 1940 Act and
---------
Massachusetts law, by the close of business on the Business Day next following such Asset Coverage Cure Date, cause a notice of redemption to be issued, and cause to be deposited Deposit Securities or other sufficient funds in trust with the Redemption and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption of a sufficient number of Preferred Shares, which at the Fund's sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of VMTP Shares of any Series, to enable it to meet the requirements of Section 2.5(b)(i)(B). In the event that any VMTP Shares
                         --------------------
of a Series then Outstanding are to be redeemed pursuant to this Section
                                                                 -------
2.5(b)(i), the Fund shall redeem such shares at a price per share equal to the
---------
Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and other distributions on such share of such Series accumulated from and including the Date of Original Issue to (but excluding) the date fixed for such redemption by the Board of Trustees (whether or not earned or declared by the Fund, but excluding interest thereon) (the "Mandatory
                                                               ---------
Redemption Price").
----------------

                    (B) On the Redemption Date for a redemption contemplated by
Section 2.5(b)(i)(A), the Fund shall redeem at the Mandatory Redemption Price,
--------------------
out of funds legally available therefor, such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of VMTP Shares of any Series) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 225% (provided, however, that if there is no such minimum number of VMTP Shares and other Preferred Shares the redemption or retirement of which would have such result, all VMTP Shares and other Preferred Shares then outstanding shall be redeemed), and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.5(b)(i), the Fund may at its sole option, but is not
                 -----------------
required to, redeem a sufficient number of VMTP Shares of any Series pursuant to this Section 2.5(b)(i) that, when aggregated with other Preferred Shares
     -----------------
redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 250%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty (30) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of VMTP Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those VMTP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding VMTP Shares of a Series are to be redeemed pursuant to this Section
                                                                        -------
2.5(b)(i), the number of VMTP Shares of such Series to be redeemed shall be
---------
redeemed (A) pro rata among the Outstanding shares of such Series, (B) by lot or
(C) in such other manner as the Board of Trustees may determine to be fair and equitable.

               (ii) Effective Leverage Ratio Mandatory Redemption. (A) If (x)
                    ---------------------------------------------
the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.4(c) as of any time as of which such compliance is
            --------------
required to be determined in accordance with Section 2.4(c) or (y) with respect to the initial Series of VMTP Shares issued pursuant to this Statement, the Fund fails to comply with the Effective Leverage Ratio requirement determined as set forth in Section 6.13 of the Purchase Agreement applicable to such Series if such requirement shall still be in effect in accordance with the terms of such Purchase Agreement, or (z) with respect to any other Series of VMTP Shares issued pursuant to the Statement, the Appendix or Purchase Agreement for which includes additional requirements relating to the determination of the Effective Leverage Ratio, the Fund fails to comply with the Effective Leverage Ratio requirement determined pursuant to such Appendix or Purchase Agreement, and, in any such case, such failure is not cured as of the close of business on the date that is seven Business Days following the Business Day on which such non-compliance is first determined (the "Effective Leverage Ratio Cure Date")
                                         ----------------------------------
other than as a result of the redemption required by this Section 2.5(b)(ii),
                                                          ------------------
the Fund shall not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date cause the Effective Leverage Ratio (determined in accordance with the requirements applicable to the determination of the Effective Leverage Ratio under this Statement, and under the Appendix and Purchase Agreement for any applicable Series of VMTP Shares in respect of which the Effective Leverage Ratio is being determined) to not exceed the Effective Leverage Ratio required under Section 2.4(c) (without giving
                                            --------------
effect to the parenthetical provision in the first sentence of Section 2.4(c))
                                                               ---------------
as so determined, by (x) engaging
in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) to the extent permitted by the 1940 Act and Massachusetts law, cause a notice of redemption to be issued, and cause to be deposited Deposit Securities or other sufficient funds in trust with the Redemption and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption of a sufficient number of Preferred Shares, which at the Fund's sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of VMTP Shares of any Series, or (z) engaging in any combination of the actions contemplated by clauses (x) and (y) of this Section 2.5(b)(ii)(A). In the event that any VMTP
                            ---------------------
Shares of a Series are to be redeemed pursuant to clause (y) of this Section
                                                                     -------
2.5(b)(ii)(A), the Fund shall redeem such VMTP Shares at a price per VMTP Share
-------------
equal to the Mandatory Redemption Price.

                    (B) On the Redemption Date for a redemption contemplated by clause (y) of Section 2.5(b)(ii)(A), the Fund shall not redeem more than the
              ---------------------
maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. If the Fund is unable to redeem the required number of VMTP Shares and other Preferred Shares which have been designated to be redeemed in accordance with clause (y) of Section 2.5(b)(ii)(A) due to the unavailability of legally
                   ---------------------
available funds, the Fund shall redeem those VMTP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding VMTP Shares of a Series are to be redeemed pursuant to clause (y) of Section
                                                                -------
2.5(b)(ii)(A), the number of VMTP Shares of such Series to be redeemed shall be
-------------
redeemed (A) pro rata among the Outstanding shares of such Series, (B) by lot or
(C) in such other manner as the Board of Trustees may determine to be fair and equitable.

          (c) Optional Redemption.
              -------------------

               (i) Subject to the provisions of Section 2.5(c)(ii), the Fund may
                                                ------------------
at its option on any Business Day (an "Optional Redemption Date") redeem in
                                       ------------------------
whole or from time to time in part the Outstanding VMTP Shares of any Series, at a redemption price per VMTP Share (the "Optional Redemption Price") equal to (x)
                                        -------------------------
the Liquidation Preference per VMTP Share of such Series plus (y) an amount
                                                         ----
equal to all unpaid dividends and other distributions on such VMTP Share of such Series accumulated from and including the Date of Original Issue to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but excluding interest thereon) plus (z) the Optional Redemption
                                          ----
Premium per share (if any) that is applicable to an optional redemption of VMTP Shares of such Series that is effected on such Optional Redemption Date as set forth in the Appendix relating to such Series.

               (ii) If fewer than all of the outstanding VMTP Shares of a Series are to be redeemed pursuant to Section 2.5(c)(i), the shares of such Series to
                               -----------------
be redeemed shall be selected either (A) pro rata among the Holders of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable. Subject to the provisions of this Statement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which VMTP Shares will be redeemed pursuant to this Section 2.5(c) from time to time.
                 --------------

               (iii) The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.5(d) in respect of a redemption contemplated to be
            --------------
effected pursuant to this Section 2.5(c) unless on such date the Fund has
                          --------------
available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of VMTP Shares by reason of the redemption of such VMTP Shares on such Optional Redemption Date.

          (d) Procedures for Redemption.
              -------------------------

               (i) If the Fund shall determine or be required to redeem, in whole or in part, VMTP Shares of a Series pursuant to Section 2.5(a), (b) or
                                                      -------------------
(c), the Fund shall deliver a notice of redemption (the "Notice of Redemption"),
---                                                      --------------------
by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days and not less than twenty-five (25) calendar days prior to the date fixed for redemption in such Notice of Redemption (the "Redemption Date"). Each such Notice of Redemption shall state:
                 ---------------
(A) the Redemption Date; (B) the Series and number of VMTP Shares to be redeemed; (C) the CUSIP number for VMTP Shares of such Series; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price;
(F) that dividends on the VMTP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Statement under which such redemption is made. If fewer than all VMTP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of VMTP Shares to be redeemed from such Holder and/or the method of determining such number. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

               (ii) If the Fund shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the VMTP Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the VMTP Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the provisions of clause (A) of the preceding sentence, if the Redemption Date is the Term Redemption Date, then such deposit of

Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account) shall be made no later than fifteen (15) calendar days prior to the Term Redemption Date.

               (iii) Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the VMTP Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such VMTP Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously declared and paid as contemplated by the last sentence of Section 2.5(d)(vi) below, shall be
                                             ------------------
payable only as part of the applicable Redemption Price on the Redemption Date). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the VMTP Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of three hundred and sixty five (365) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the VMTP Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

               (iv) On or after the Redemption Date, each Holder of VMTP Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such VMTP Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such VMTP Shares, without interest, and, in the case of a redemption of fewer than all the VMTP Shares represented by such certificate(s), a new certificate representing the VMTP Shares that were not redeemed.

               (v) Notwithstanding the other provisions of this Section 2.5,
                                                                -----------
except as otherwise required by law, the Fund shall not redeem any VMTP Shares or other series of Preferred Shares ranking on a parity with the VMTP Shares with respect to dividends and other distributions unless all accumulated and unpaid dividends and other distributions on all Outstanding VMTP Shares and such other series of Preferred Shares for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such VMTP Shares or other Preferred Shares) for the payment of such dividends and other distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such VMTP Shares or other Preferred Shares in accordance with the terms of such VMTP Shares or other Preferred Shares, provided, however, that the foregoing shall
                                  --------  -------
not prevent the purchase or acquisition of Outstanding VMTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding VMTP Shares and any such other series of Preferred Shares for which all accumulated and unpaid dividends and other distributions have not been paid.

               (vi) To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. In the case of any redemption pursuant to Section 2.5(c), no Redemption Default shall
                                   --------------
be deemed to have occurred if the Fund shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any VMTP Shares, dividends may be declared and paid on such VMTP Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such VMTP Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

          (e) Redemption and Paying Agent as Trustee of Redemption Payments by
              ----------------------------------------------------------------
Fund. All Deposit Securities transferred to the Redemption and Paying Agent for
----
payment of the Redemption Price of VMTP Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of VMTP Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of
Section 2.5(d)(iii) above.
-------------------

          (f) Compliance With Applicable Law. In effecting any redemption
              ------------------------------
pursuant to this Section 2.5, the Fund shall use its best efforts to comply with
                 -----------
all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

          (g) Modification of Redemption Procedures. Notwithstanding the
              -------------------------------------
foregoing provisions of this Section 2.5, the Fund may, in its sole discretion
                             -----------
and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the VMTP Shares, provided that such modification does not materially and adversely affect the Holders of the VMTP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

     2.6 Voting Rights.
         -------------

          (a) One Vote Per VMTP Share. Except as otherwise provided in the
              -----------------------
Declaration or as otherwise required by law, (i) each Holder of VMTP Shares shall be entitled to one vote for each VMTP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including Outstanding VMTP Shares, and Common Shares shall vote together as a single class; provided, however, that the
                                              --------  -------
holders of outstanding Preferred Shares, including Outstanding VMTP Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and Common Shares of the Fund, to elect two trustees of the Fund at all times. Subject to Section 2.6(b), the Holders of outstanding Common Shares
                      --------------
and Preferred Shares, including VMTP Shares, voting together as a single class, shall elect the balance of the trustees.

          (b) Voting For Additional Trustees.
              ------------------------------

               (i) Voting Period. During any period in which any one or more of
                   -------------
the conditions described in clauses (A) or (B) of this Section 2.6(b)(i) shall
                                                       -----------------
exist (such period being referred to herein as a "Voting Period"), the number of
                                                  -------------
trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the Holders of Preferred Shares, including VMTP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the Holders of Preferred Shares, including VMTP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such Holders are in any event entitled to elect. A Voting Period shall commence:

                    (A) if, at the close of business on any dividend payment date for any outstanding Preferred Shares including any Outstanding VMTP Shares, accumulated dividends (whether or not earned or declared) on such outstanding Preferred Shares equal to at least two (2) full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

                    (B) if at any time Holders of Preferred Shares are otherwise entitled under the 1940 Act to elect a majority of the Board of Trustees.

     Upon the termination of a Voting Period, the voting rights described in this Section 2.6(b)(i) shall cease, subject always, however, to the revesting of
     -----------------
such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 2.6(b)(i).
                                                  -----------------

               (ii) Notice of Special Meeting. As soon as practicable after the
                    -------------------------
accrual of any right of the Holders of Preferred Shares to elect additional trustees as described in Section 2.6(b)(i), the Fund shall call a special
                         -----------------
meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice or the delivery of such notice by such other means as are described in clause (ii) above. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed or otherwise delivered. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of trustees prescribed in Section 2.6(b)(i) on a
                                                          -----------------
one-vote-per-share basis.

               (iii) Terms of Office of Existing Trustees. The terms of office
                     ------------------------------------
of the incumbent trustees of the Fund at the time of a special meeting of Holders of Preferred Shares to elect additional trustees in accordance with
Section 2.6(b)(i) shall not be affected by the election at such meeting by the
-----------------
Holders of VMTP Shares and such other Holders of Preferred Shares of the number of trustees that they are entitled to elect, and the trustees so elected by the Holders of VMTP Shares and such other Holders of Preferred Shares, together with the two (2) trustees elected by the Holders of Preferred Shares in accordance with Section 2.6(a) hereof and the remaining trustees elected by the holders of
     --------------
the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

               (iv) Terms of Office of Certain Trustees to Terminate Upon
                    -----------------------------------------------------
Termination of Voting Period. Simultaneously with the termination of a Voting
----------------------------
Period, the terms of office of the additional trustees elected by the Holders of the Preferred Shares pursuant to Section 2.6(b)(i) shall terminate, the
                                 -----------------

remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders of Preferred Shares to elect additional trustees pursuant to Section 2.6(b)(i) shall cease, subject to the provisions of the last sentence
   -----------------
of Section 2.6(b)(i).
   -----------------

          (c) Holders of VMTP Shares to Vote on Certain Matters.
              -------------------------------------------------

               (i) Certain Amendments Requiring Approval of VMTP Shares. Except
                   ----------------------------------------------------
as otherwise permitted by Sections 2.5(g) or 2.17, so long as any VMTP Shares
                          ---------------    ----
are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the VMTP Shares of all Series Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration, or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such VMTP Shares or the Holders thereof; provided,
                                                                       --------
however, that (i) a change in the capitalization of the Fund in accordance with
-------
Section 2.8 hereof shall not be considered to materially and adversely affect
-----------
the rights and preferences of the VMTP Shares, and (ii) a division of a VMTP Share shall be deemed to materially and adversely affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the VMTP Shares. For purposes of the foregoing, no matter shall be deemed to materially and adversely affect any preference, right or power of a VMTP Share of any Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such VMTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such VMTP Share (other than solely as a result of a division of a VMTP Share). So long as any VMTP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of at least 66 2/3% of the Holders of the VMTP Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

               (ii) 1940 Act Matters. Unless a higher percentage is provided for
                    ----------------
in the Declaration, the affirmative vote of the Holders of at least "a majority of the outstanding Preferred Shares," including VMTP Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any conversion of the Fund from a closed-end to an open-end investment company, (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, or (C) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a "majority of the outstanding Preferred Shares" means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

               (iii) Certain Amendments Requiring Approval of Specific Series of
                     -----------------------------------------------------------
VMTP Shares. Except as otherwise permitted by Sections 2.5(g) or 2.17, so long
-----------                                   ---------------    ----
as any VMTP Shares of a Series are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the VMTP Shares of such Series, Outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Appendix relating to such Series, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such Appendix of the VMTP Shares of such Series or the Holders thereof; provided, however, that (i) a
                                              --------  -------
change in the capitalization of the Fund in accordance with Section 2.8 hereof
                                                            -----------
shall not be considered to materially and adversely affect the rights and preferences of the VMTP Shares of such Series, and (ii) a division of a VMTP Share shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the VMTP Shares of such Series; and provided, further, that no amendment, alteration or
                           --------  -------
repeal of (1) the obligation of the Fund to (x) pay the Term Redemption Price on the Term Redemption Date for a Series, (y) accumulate dividends at the Dividend Rate (as set forth in this Statement and the applicable Appendix hereto) for a Series, or (z) pay the Optional Redemption Premium (if any) provided for in the Appendix for such Series, or (2) the provisions of the Appendix for such Series setting forth the Liquidation Preference for the VMTP Shares of such Series, shall be effected without, in each case, the prior unanimous vote or consent of the Holders of such Series of VMTP Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a VMTP Share of a Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such VMTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such VMTP Share.

          (d) Voting Rights Set Forth Herein Are Sole Voting Rights. Unless
              -----------------------------------------------------
otherwise required by law or the Declaration, the Holders of VMTP Shares shall not have any relative rights or preferences or other special rights with respect to voting such VMTP Shares other than those specifically set forth in this
Section 2.6; provided, however, that nothing in this Statement shall be deemed
-----------  --------  -------
to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Designated Owner of VMTP Shares of any Series that any action or inaction by the Fund shall require the consent or approval of such Holder or Designated Owner.

          (e) No Cumulative Voting. The Holders of VMTP Shares shall have no
              --------------------
rights to cumulative voting.

          (f) Voting for Trustees Sole Remedy for Fund's Failure to Declare or
              ----------------------------------------------------------------
Pay Dividends. In the event that the Fund fails to declare or pay any dividends
-------------
on any Series of VMTP Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the VMTP Shares shall be the right to vote for trustees pursuant to the provisions of this Section 2.6. Nothing in this
                                                -----------
Section 2.6(f) shall be deemed to affect the obligation of the Fund to
--------------
accumulate and, if permitted by applicable law, the Declaration and this Statement, pay dividends at the Increased Rate in the circumstances contemplated by Section 2.2(g) hereof.
   --------------

          (g) Holders Entitled to Vote. For purposes of determining any rights
              ------------------------
of the Holders of VMTP Shares to vote on any matter, whether such right is created by this Statement, by the Declaration, by statute or otherwise, no Holder of VMTP Shares shall be entitled to vote any VMTP Share and no VMTP Share shall be deemed to be "Outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such VMTP Share shall have been given in accordance with this Statement and Deposit Securities for the payment of the Redemption Price of such VMTP Share shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No VMTP Share held (legally or beneficially) or controlled by the Fund shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

     2.7 Rating Agencies.
         ---------------

     The Fund shall use commercially reasonable efforts to cause the Rating Agencies to issue long-term credit ratings with respect to each Series of VMTP Shares for so long as such Series is Outstanding. The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. If a Rating Agency shall cease to rate the securities of tax-exempt closed-end management investment companies generally, the Board of Trustees shall terminate the designation of such Rating Agency as a Rating Agency hereunder. The Board of Trustees may elect to terminate the designation of any Rating Agency as a Rating Agency hereunder with respect to a Series of VMTP Shares so long as either (i) immediately following such termination, there would be at least two Rating Agencies with respect to such Series or (ii) it replaces the terminated Rating Agency with another NRSRO and provides notice thereof to the Holders of such Series; provided that such replacement shall not occur
                            --------
unless such replacement Other Rating Agency shall have at the time of such replacement (i) published a rating for the VMTP Shares of such Series and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency's customary conditions. The Board of Trustees may also elect to designate one or more other NRSROs as Other Rating Agencies hereunder with respect to a Series of VMTP Shares by notice to the Holders of the VMTP Shares. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holder of Preferred Shares, including any VMTP Shares, or Common Shares.

     2.8 Issuance of Additional Preferred Shares.
         ---------------------------------------

     So long as any VMTP Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Fund representing stock under Section 18 of the 1940 Act ranking on a parity with VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding Series of VMTP Shares, and authorize, issue and sell additional shares of any such Series of Preferred Stock then outstanding or so established and created, including additional Series of VMTP Shares, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(b) hereof) of at least 225%.
   --------------

     2.9 Status of Redeemed or Repurchased VMTP Shares.
         ---------------------------------------------

     VMTP Shares that at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares.

     2.10 Distributions with respect to Taxable Allocations.
          -------------------------------------------------

     Whenever a Taxable Allocation is to be paid by the Fund with respect to the VMTP Shares of a Series with respect to any Dividend Period and the Maximum Rate is not in effect during such Dividend Period, the Fund shall comply with one of clause (a), clause (b) or clause (c) of this Section 2.10:
                                             ------------

          (a) The Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for a Series of VMTP Shares of the amount of the Taxable Allocation that will be made in respect of shares of such Series for such Dividend Period (a "Notice of Taxable Allocation"). Such
                                         ----------------------------
Notice of Taxable Allocation will state the amount of the Taxable Allocation allocable to dividends payable in respect of each VMTP Share of the applicable Series for such Dividend Period, the extent to which such amount will be treated as a capital gain dividend (as defined in Section 852(b)(3)(C) of the Code) or an income dividend for federal income tax purposes for such period, and the adjustment to the Dividend Rate for each Rate Period (or portion thereof) included in such Dividend Period that will be required to pay the Additional Amount Payment in respect of the Taxable Allocation allocated to such VMTP Share for such Dividend Period. In lieu of adjusting the Dividend Rate, the Fund may make, in addition to and in conjunction with the payment of regular dividends for such Dividend Period, a supplemental distribution in respect of each VMTP Share of such Series for such Dividend Period equal to the Additional Amount Payment payable in respect of the Taxable Allocation allocated to such VMTP Share for such Dividend Period. The Fund will use commercially reasonable efforts to effect the distribution of amounts equal to Taxable Allocations in respect of VMTP Shares of each Series as provided in this Section 2.10(a), and
                                                          ---------------
shall only effect the distribution of an amount equal to a Taxable Allocation pursuant to Section 2.10(b) and/or Section 2.10(c) if such commercially
            ---------------        ---------------
reasonable efforts do not reasonably permit the Fund to effect the distribution of that amount pursuant to this Section 2.10(a). No adjustment shall be made to
                                ---------------
the Dividend Rate by reason of a Taxable Allocation unless prior notice has been given in accordance with this Section 2.10(a).
                              ---------------

          (b) If the Fund does not provide a Notice of Taxable Allocation as provided in Section 2.10(a) with respect to a Taxable Allocation that is made in
            ---------------
respect of VMTP Shares of a Series, the Fund may make one or more supplemental distributions on shares of such Series equal to the amount of such Taxable Allocation. Any such supplemental distribution in respect of VMTP Shares of a Series may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders of VMTP Shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees. To the extent practicable, as determined in good faith by the Fund, the Fund will give notice to the Redemption and Paying Agent of the intention to make such supplemental distribution prior to the date for (and, if practicable as determined in good faith by the Fund, prior to the record date for) such supplemental distribution.

          (c) If in connection with a redemption of VMTP Shares of a Series, the Fund makes a Taxable Allocation without having either given advance notice thereof pursuant to Section 2.10(a) or made one or more supplemental
                    ---------------
distributions pursuant to Section 2.10(b), the Fund shall direct the Redemption
                          ---------------
and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each Holder of VMTP Shares of such Series at such Holder's address as the same appears or last appeared on the record books of the Fund.

          (d) Except as required by any Purchase Agreement applicable to a particular Series of VMTP Shares, for so long as the applicable provisions of such Purchase Agreement shall be in effect, the Fund shall not be required to pay Additional Amount Payments with respect to VMTP Shares of any Series with respect to any net capital gain or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund. The Fund will promptly give notice to the Redemption and Paying Agent of any such determination, with instructions to forward such notice to each Holder of affected VMTP Shares of such Series during the affected periods at such Holder's address as the same appears or last appeared on the record books of the Fund.

     2.11 Term Redemption Liquidity Account and Liquidity Requirement.
          -----------------------------------------------------------

          (a) On or prior to the Liquidity Account Initial Date with respect to any Series of VMTP Shares, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian's normal procedures, from the other assets of the Fund (the "Term Redemption Liquidity Account") Liquidity Account Investments
           ---------------------------------
with a Market Value equal to at least One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series. The "Term Redemption Amount"
                                                         ----------------------
for any Series of VMTP Shares shall be equal to the Term Redemption Price to be paid on the Term Redemption Date for such Series, based on the number of shares of such Series then Outstanding, assuming for this purpose that the Dividend Rate for such Series in effect at the time of the creation of the Term Redemption Liquidity Account for such Series will be the Dividend Rate in effect for such Series until the Term Redemption Date for such Series. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for a Series of VMTP Shares as of the close of business on any Business Day is less than one hundred and ten percent (110%) of the Term Redemption Amount with respect to such Series, then the Fund shall cause the Custodian and the Adviser to take all such necessary actions, including segregating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for such Series is at least equal to one hundred and ten percent (110%) of the Term Redemption Amount with respect to such Series not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments with respect to a Series of VMTP Shares, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments, so long as (i) the assets of the Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value equal to at least one hundred and ten percent (110%) of the Term Redemption Amount with respect to such Series and (ii) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to at least the Liquidity Requirement (if any) determined in accordance with Section
                                                                       -------
2.11(b) below with respect to such Series for such date. The Fund shall cause
-------
the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account for any Series of VMTP Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

          (b) The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for a Series of VMTP Shares, from and after the 15th day of the calendar month (or if such day is not a Business Day, the next succeeding Business Day) that is the number of months preceding the calendar month in which the Term Redemption Date for such Series occurs, in each case as specified in the table set forth below, shall not be less than the percentage of the Term Redemption Amount for such Series set forth below opposite such number of months (the "Liquidity Requirement"), but in all cases subject to the
                ---------------------
provisions of Section 2.11(c) below:
              ---------------

           ---------------------   ------------------------
                                       Value of Deposit
                                       ----------------
             Number of Months      Securities as Percentage
             ----------------      ------------------------
            Preceding Month of        of Term Redemption
            ------------------        ------------------
           Term Redemption Date:            Amount
           ---------------------            ------
           ---------------------   ------------------------
                     5                        20%
           ---------------------   ------------------------
                     4                        40%
           ---------------------   ------------------------
                     3                        60%
           ---------------------   ------------------------
                     2                        80%
           ---------------------   ------------------------
                     1                       100%
           ---------------------   ------------------------

          (c) If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for a Series of VMTP Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Series for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account for such Series, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for such Series is at least equal to the Liquidity Requirement for such Series not later than the close of business on the next succeeding Business Day.

          (d) The Deposit Securities included in the Term Redemption Liquidity Account for a Series of VMTP Shares may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price for such Series as contemplated by Section 2.5(d). Upon the deposit by the Fund with the Redemption
                --------------
and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the VMTP Shares of a Series on the Term Redemption Date for such Series in accordance with Section 2.5(d)(ii), the
                                                   ------------------
requirement of the Fund to maintain the Term Redemption Liquidity Account as contemplated by this Section 2.11 shall lapse and be of no further force and
                     ------------
effect.

     2.12 Global Certificate.
          ------------------

     Prior to the commencement of a Voting Period, (i) all VMTP Shares of any Series Outstanding from time to time shall be represented by one global certificate for such Series registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of such Series of VMTP Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee or transferee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the global certificates.

     2.13 Notice.
          ------

     All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by Electronic Means or by overnight delivery. Notices delivered pursuant to this Section 2.13 shall be deemed given on the date
                 ------------
received.

     2.14 Termination.
          -----------

     In the event that no VMTP Shares of a Series are Outstanding, all rights and preferences of the VMTP Shares of such Series established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement with respect to such Series shall terminate.

     2.15 Appendices.
          ----------

     The designation of each Series of VMTP Shares shall be set forth in an Appendix to this Statement. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law) (1) amend the Appendix to this Statement relating to a Series so as to reflect any amendments to the terms applicable to such Series including an increase in the number of authorized shares of such Series and (2) add additional Series of VMTP Shares by including a new Appendix to this Statement relating to such Series.

     2.16 Actions on Other than Business Days.
          -----------------------------------

     Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Statement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

     2.17 Modification.
          ------------

     To the extent permitted by applicable law, the Board of Trustees, without the vote of the Holders of VMTP Shares, may interpret or adjust the provisions of this Statement or any Appendix hereto to resolve any inconsistency or ambiguity or to remedy any formal defect, and, in addition to amendments permitted by Sections 2.5(g) and 2.6(c) hereof, may amend this Statement with
             ---------------     ------
respect to any Series of VMTP Shares prior to the issuance of VMTP Shares of such Series.

     2.18 Transfers.
          ---------

          (a) Unless otherwise permitted by the Fund, a Designated Owner or Holder of any VMTP Shares of any Series may sell, transfer or otherwise dispose of VMTP Shares only in whole shares and only to (i) Persons that such Designated Owner or Holder reasonably believes are "qualified institutional buyers" (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange ("Closed-End Funds"), banks,
                                                     ----------------
insurance companies or registered open-end management investment companies, (ii) tender option bond trusts (whether tax-exempt or taxable) in which all investors are Persons that such Designated Owner or Holder reasonably believes are "qualified institutional buyers" (as defined in Rule 144A under the Securities Act or any successor provision) that are Closed-End Funds, banks, insurance companies, or registered open-end management investment companies (or, in the case of a tender option bond trust in which such Holder or Designated Owner retains a residual interest, an affiliate of any of the foregoing expressly provided for in any applicable Purchase Agreement), or (iii) other investors with the prior written consent of the Fund. The restrictions on transfer contained in this Section 2.18(a) shall not apply to any VMTP Shares that are
                  ---------------
being registered and sold pursuant to an effective registration statement under the Securities Act or to any subsequent transfer of such VMTP Shares.

          (b) If at any time the Fund is not furnishing information pursuant to
Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of VMTP Shares and prospective purchasers of VMTP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

     2.19 No Additional Rights.
          --------------------

     Unless otherwise required by law or the Declaration, the Holders of VMTP Shares shall not have any relative rights or preferences or other special rights with respect to such VMTP Shares other than those specifically set forth in this Statement; provided, however, that nothing in this Statement shall be
           --------  -------
deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Designated Owner of VMTP Shares of any Series with regard to any special rights of such Holder or Designated Owner with respect to its investment in the Fund.

                  [Signature Page Begins on the Following Page]

     IN WITNESS WHEREOF, Nuveen Insured Tax-Free Advantage Municipal Fund has caused this Statement to be signed on ___________ __, 2011 in its name and on its behalf by a duly authorized officer. The Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Statement as an officer and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

                                     NUVEEN INSURED TAX-FREE
                                     ADVANTAGE MUNICIPAL FUND


                                     By:
                                         ---------------------------------------
                                         Name:  Kevin J. McCarthy
                                         Title: Vice President and Secretary



























     [Signature Page to the Statement Establishing and Fixing the Rights and
          Preferences of Variable Rate MuniFund Term Preferred Shares]

                                                                      APPENDIX A

                NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND

            VARIABLE RATE MUNIFUND TERM PREFERRED SHARES, SERIES 2014

              Preliminary Statement and Incorporation By Reference
              ----------------------------------------------------

     This Appendix establishes a Series of Variable Rate MuniFund Term Preferred Shares of Nuveen Insured Tax-Free Advantage Municipal Fund Except as set forth below, this Appendix incorporates by reference the terms set forth with respect to all Series of such Variable Rate Municipal Term Preferred Shares in that "Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares" dated July 27, 2011 (the "VMTP Statement"). This
                                                          --------------
Appendix has been adopted by resolution of the Board of Trustees of Nuveen Insured Tax-Free Advantage Municipal Fund Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the VMTP Statement.

Section 1. Designation as to Series.
           ------------------------

     Variable Rate MuniFund Term Preferred Shares, Series 2014: A series of Six Hundred Seventy-Six (676) Preferred Shares classified as Variable Rate MuniFund Term Preferred Shares is hereby designated as the "Variable Rate MuniFund Term Preferred Shares, Series 2014" (the "Series 2014 VMTP Shares"). Each share of
                                     -----------------------
such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Declaration and the VMTP Statement (except as the VMTP Statement may be expressly modified by this Appendix), as are set forth in this Appendix A. The Series 2014 VMTP Shares shall constitute a
                      ----------
separate series of Preferred Shares and of the Variable Rate MuniFund Term Preferred Shares and each Series 2014 VMTP Share shall be identical. The following terms and conditions shall apply solely to the Series 2014 VMTP
Shares:

Section 2. Number of Authorized Shares of Series.
           -------------------------------------

     The number of authorized shares is Six Hundred Seventy-Six (676).

Section 3. Date of Original Issue with respect to Series.
           ---------------------------------------------

     The Date of Original Issue is July 28, 2011.

Section 4. Liquidation Preference Applicable to Series.
           -------------------------------------------

     The Liquidation Preference is $100,000.00 per share.

Section 5. Term Redemption Date Applicable to Series.
           -----------------------------------------

     The Term Redemption Date is August 1, 2014.

Section 6. Dividend Payment Dates Applicable to Series.
           -------------------------------------------

     The Dividend Payment Dates are the first Business Day of the month next following each Dividend Period.

Section 7. Liquidity Account Initial Date Applicable to Series.
           ---------------------------------------------------

     The Liquidity Account Initial Date is February 1, 2014.

Section 8. Exceptions to Certain Definitions Applicable to the Series.
           ----------------------------------------------------------

     The following definitions contained under the heading "Definitions" in the VMTP Statement are hereby amended as follows:

     Not applicable.

Section 9. Additional Definitions Applicable to the Series.
           -----------------------------------------------

     The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     "Dividend Period" means, with respect to the Series 2014 VMTP Shares, in
      ---------------
the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series and ending on and including August 31, 2011 and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

     "Optional Redemption Premium" means with respect to each Series 2014 VMTP
      ---------------------------
Share to be redeemed an amount equal to

     (A) if the Optional Redemption Date for such Series 2014 VMTP Share occurs prior to August 1, 2012, the product of (i) 1.25%, (ii) the Liquidation Preference of such VMTP Share and (iii) a fraction, the numerator of which is the number of days from and including the date of redemption to and including July 31, 2012 and the denominator of which is the actual number of days from and including August 1, 2011 to and including July 31, 2012; or

     (B) if the Optional Redemption Date for such Series 2014 VMTP Share either occurs on or after August 1, 2012, none.

Section 10. Amendments to Terms of VMTP Shares Applicable to the Series.
            -----------------------------------------------------------

     The following provisions contained under the heading "Terms of the VMTP Shares" in the VMTP Statement are hereby amended as follows:

     Not applicable.

                            [Signature page follows.]

     IN WITNESS WHEREOF, Nuveen Insured Tax-Free Advantage Municipal Fund has caused this Appendix to be signed on July __, 2011 in its name and on its behalf by a duly authorized officer. The Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Statement as an officer and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

                                     NUVEEN INSURED TAX-FREE
                                     ADVANTAGE MUNICIPAL FUND


                                     By:
                                         ---------------------------------------
                                         Name:  Kevin J. McCarthy
                                         Title: Vice President and Secretary



























     [Signature Page to the Appendix Establishing and Fixing the Rights and
          Preferences of Variable Rate MuniFund Term Preferred Shares]